UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2005

                               Immunomedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                  000-12104             61-1009366
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  (State or Other Jurisdiction       (Commission        (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)

300 American Road, Morris Plains, New Jersey                  07950
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 (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:     (973) 605-8200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive agreement.

      On April 27, 2005, Immunomedics, Inc. (the "Company") issued a press release announcing that it entered into a definitive agreements to sell $36 million of its 5% senior convertible notes due 2008 and common stock warrants in a private placement to a limited number of qualified institutional buyers and institutional accredited investors.

      On May 2, 2005, the Company issued a second press release announcing that it closed the private placement of the notes and warrants, which raised a total of $37.675 million.

      The information in this Item 1.01 on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 3.02.  Unregistered Sales of Equity Securities.

      The Company entered into purchase agreements with several purchasers (each an "Agreement") on April 27, 2005 for the sale of (i) maximum of $46 million in aggregate principal amount of Notes and (ii) warrants to purchase up to approximately 3,600,000 shares of common stock (a warrant to purchase 76.394 shares of common stock for each $1,000 principal amount of notes purchased), including a 120 day option to purchase up to an additional 20% of notes and warrants based on their initial purchase.

      The Notes bear interest at 5%, mature three years from the date of issuance, and are convertible into our common stock, at an initial conversion price of $2.62 . Holders of the notes may at their election at any time, and the Company may, subject to certain market performance targets and other conditions, cause the holders to convert the notes into shares of common stock prior to the maturity date. If the notes are converted prior to the third anniversary of the issue date, the holders will be entitled to interest through the third anniversary. The warrants will be exercisable commencing on the effective date of the share increase described in the attached press release until the third anniversary of the initial closing date at $2.98 per share of common stock.

      The sale of the Notes and Warrants was completed on April 29, 2005 and purchasers were granted an option to purchase option to purchase up to an additional 20% principal amount of notes and warrants during the 120 day period following the closing. As of the date hereof, the Company is obligated on $37,675,000 in face amount of Notes and Warrants issued to the investors. The Notes and Warrants are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

      The Notes and Warrants were offered and sold to investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each investor is either a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933 or an institutional "accredited investor" as defined in Rule 501(A)(1), (2), (3) or (7) promulgated under the Securities Act of 1933.

      A copy of the form of purchase agreement is attached hereto as Exhibit 10.1, the form of registration rights agreement as Exhibit 4.1, the form of warrant agreement as Exhibit 4.2, the form of Indenture as Exhibit 4.3, the press release announcing the transaction as Exhibit 99.1, and the press release announcing the closing of the transaction as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits:

            4.1 - Form of Registration Rights Agreement between Immunomedics, Inc. and several purchasers

            4.2 - Form of Warrant Agreement between Immunomedics, Inc. and JPMorgan Chase Bank, N.A. as warrant agent

            4.3 - Form of Indenture by and among Immunomedics, Inc., Law Debenture Trust Company of New York as Trustee and JPMorgan Chase Bank, N.A. as Registrar, Paying Agent, and Conversion Agent

            10.1 - Form of Purchase Agreement between Immunomedics, Inc. and several purchasers

            99.1  - Press Release, dated April 27, 2005

            99.2  - Press Release, dated May 2, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2005                  IMMUNOMEDICS, INC.


                                       By:/s/ Cynthia L. Sullivan
                                          -------------------------------------
                                          Cynthia L. Sullivan
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                                     DESCRIPTION
    --------------                                     -----------

          4.1 Form of Registration Rights Agreement between Immunomedics, Inc. and several purchasers

          4.2 Form of Warrant Agreement between Immunomedics, Inc. and JPMorgan Chase Bank, N.A. as warrant agent

          4.3 Form of Indenture by and among Immunomedics, Inc., Law Debenture Trust Company of New York as Trustee and JPMorgan Chase Bank, N.A. as Registrar, Paying Agent, and Conversion Agent


         10.1                       Form of Purchase Agreement between
                                    Immunomedics, Inc. and purchasers

         99.1                       Press Release, dated April 26, 2005

         99.2                       Press Release, dated May 2, 2005